UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2016

NRG YIELD LLC
(Exact name of Registrant as specified in its charter)

Delaware	333-203369	32-0407370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

804 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On August 8, 2016, NRG Yield Operating LLC (the “Purchaser”), a subsidiary of NRG Yield LLC (“NRG Yield”) and owner of a 48.95% interest in CVSR Holdco LLC (“CVSR”), entered into a purchase and sale agreement (the “Purchase and Sale Agreement”) with NRG Solar CVSR Holdings 2 LLC (the “Seller”), a wholly-owned subsidiary of NRG Energy, Inc.  Pursuant to the terms of the Purchase and Sale Agreement, the Purchaser agreed to acquire the remaining 51.05% interest in CVSR, which indirectly owns the CVSR solar facility (the “Transaction”).  The purchase price for the Transaction is $78.5 million in cash consideration, subject to customary working capital adjustments, plus the assumption of approximately $496 million of non-recourse project debt as of the closing date.

The Purchase and Sale Agreement contains customary representations and warranties and covenants by the parties. Each of the Purchaser and the Seller are obligated, subject to certain limitations, to indemnify the other for certain customary and other specified matters, including breaches of representations and warranties, nonfulfillment or breaches of covenants and for certain liabilities and third-party claims.

The closing of the Transaction is subject to closing conditions and certain third party approvals. NRG Yield expects the Transaction to close during the third quarter of 2016.

The foregoing description of the Purchase and Sale Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement, a copy of which is filed as Exhibit 2.1 to NRG Yield, Inc.'s Form 8-K dated August 9, 2016, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*
Purchase and Sale Agreement, dated as of August 8, 2016, between NRG Solar CVSR Holdings 2 LLC and NRG Yield Operating LLC (incorporated by reference to Exhibit 2.1 of NRG Yield, Inc.’s Form 8-K dated August 9, 2016).

* The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Yield LLC
(Registrant)

By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Dated:  August 9, 2016

 EXHIBIT INDEX

Exhibit No.	Description

2.1*
Purchase and Sale Agreement, dated as of August 8, 2016, between NRG Solar CVSR Holdings 2 LLC and NRG Yield Operating LLC (incorporated by reference to Exhibit 2.1 of NRG Yield, Inc.’s Form 8-K dated August 9, 2016).

* The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

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